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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): November 30, 2006

                  CWHEQ Home Equity Loan Trust, Series 2006-S7
                  --------------------------------------------
                       (Exact name of the issuing entity)
                      Commission File Number of the issuing
                             entity: 333-132375-12

                                   CWHEQ, INC.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-132375

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)


                Delaware                              87-0698310
                --------                              ----------
      (State or Other Jurisdiction of      (I.R.S. Employer Identification
            Incorporation) No.)


                                4500 Park Granada
         Calabasas, California                          91302
         ---------------------                          -----
    (Address of Principal Executive                   (Zip Code)
       Offices of the Depositor)

The depositor's telephone number, including area code (818) 225-3000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Section 9   Financial Statements and Exhibits

Item  9.01  Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

      5.1   Legality Opinion of Sidley Austin LLP.

      8.1   Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1).

      23.1  Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                   CWHEQ, INC.


                                                      By: /s/ Darren Bigby
                                                          ----------------
                                                          Name: Darren Bigby
                                                          Title: Vice President


Dated:  November 30, 2006

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                                  Exhibit Index

Exhibit                                                                   Page

5.1      Legality Opinion of Sidley Austin LLP                              5

8.1      Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)         5

23.1     Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)    5

                                       4